EXHIBIT 10.35


                                 BANK OF BOSTON
                       THE FIRST NATIONAL BANK OF BOSTON
                              POST OFFICE BOX 1763
                       BOSTON, MASSACHUSETTS 02105 U.S.A.

IRREVOCABLE STANDBY LETTER OF CREDIT              DATE: JULY 25, 1995

                                      MAIL
                                                  CREDIT NUMBER: 50102088

BENEFICIARY:
NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA
P.O. BOX 923, WALL STREET STATION
NEW YORK, NEW YORK 10268
ATTN: MR. DOUGLAS EMOND

GENTELMAN:

BY ORDER OF:
                         OUTSOURCE INTERNATIONAL, INC.
                           3000 NORTH FEDERAL HIGHWAY
                              BOCA RATON, FL 33487

WE HEREBY ESTABLISH THIS CLEAN, UNCONDITIONAL AND IRREVOCABLE STANDBY LETTER OF CREDIT 50102088 IN YOUR FAVOR FOR ACCOUNT OF OUTSOURCE INTERNATIONAL, INC. FOR A SUM OR SUMS NOT TO EXCEEDING UNITED STATES DOLLARS ONE MILLION ONE HUNDRED THIRTY SEVEN AND NO/100. (USD1,137,000.00) AVAILABLE BY YOUR DRAFT(S) AT SIGHT DRAWN ON THE FIRST NATIONAL BANK OF BOSTON, BOSTON, MA. EFFECTIVE IMMEDIATELY AND EXPIRING AT OUR COUNTERS AT 150 FEDERAL STREET, 4TH FLOOR, MAIL STOP 50-04-01, BOSTON, MA 02110 AT OUR CLOSE OF BUSINESS ON JANUARY 2, 1996.

THE AMOUNT OF THIS LETTER OF CREDIT WILL BE AUTOMATICALLY INCREASED ACCORDING TO THE FOLLOWING SCHEDULE:

AMOUNT OF INCREASE         EFFECTIVE DATE           NEW BALANCE

USD568,000.00              SEPTEMBER 1, 1995        USD1,705,000.00
USD568,000.00              NOVEMBER 1, 1996         USD2,273,000.00

WE HEREBY UNDERTAKE THAT DRAFTS INDICATING OUR CREDIT NUMBER MENTIONED ABOVE AND PRESENTED AS SPECIFIED TO THE ATTENTION OF THE FIRST NATIONAL BANK OF BOSTON, 150 FEDERAL STREET, 4TH FLOOR, MAIL STOP 50-04-01, BOSTON, MA 92110 ON OR BEFORE THE EXPIRY DATE, OR ANY AUTOMATICALLY EXTENDED EXPIRY DATE, WILL BE PROMPTLY HONORED.

EXCEPT AS EXPRESSLY STATED HEREIN, THE OBLIGATION UNDER THIS LETTER OF CREDIT IS THE INDIVIDUAL OBLIGATION OF THE BANK AND IS NOT SUBJECT TO ANY CONDITION OR QUALIFICATION AND IS NOT CONTINGENT ON THE ABILITY OF THE BANK TO PERFECT A LIEN, SECURITY INTEREST, OR ANY OTHER REIMBURSEMENT. THIS LETTER OF CREDIT CAN NOT BE MODIFIED OR REVOKED WITHOUT THE CONSENT OF THE BANK AND THE BENEFICIARY.

                                 BANK OF BOSTON
                       THE FIRST NATIONAL BANK OF BOSTON
                              POST OFFICE BOX 1763
                       BOSTON, MASSACHUSETTS 02105 U.S.A.


THE TERM "BENEFICIARY" INCLUDE ANY SUCCESSOR BY OPERATION OF LAW OF THE NAMED BENEFICIARY, INCLUDING, WITHOUT LIMITATION, ANY LIQUIDATOR, REHABILITATOR, RECEIVER OR CONSERVATOR.

IT IS CONDITION OF THIS LETTER OF CREDIT THAT IT SHALL BE DEEMED AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR ONE YEAR FROM ITS EXPIRY DATE, OR FROM ANY FUTURE EXPIRY DATE, UNLESS THIRTY (30) DAYS PRIOR TO SUCH EXPIRING DATE WE SHALL NOTIFY YOU BY REGISTERED LETTER THAT WE ELECT NOT TO RENEW THIS LETTER OF CREDIT FOR ANY SUCH ADDITIONAL PERIOD.

EACH DRAFT MUST BEAR UPON FACT THE CLAUSE: "DRAWN UNDER LETTER OF CREDIT NO. 50102088 DATED JULY 25, 1995 OF THE FIRST NATIONAL BANK OF BOSTON, BOSTON, MA".

SHOULD YOU HAVE OCCASION TO COMMUNICATE WITH US REGARDING THIS CREDIT, KINDLY DIRECT YOUR COMMUNICATION TO THE ATTENTION OF MILA KAMINSKY, USTS DEPARTMENT, MAKING REFERENCE TO OUR CREDIT NUMBER.

TELEPHONE INQUIRES CAN BE MADE TO MILA KAMINSKY AT 617-434-5493.

THIS CREDIT IS SUBJECT TO AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDIT (1993 REVISION) AND INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION 500, EXCEPT THAT, IF THIS BANK IS CLOSED FOR REASONS SPECIFIED IN ARTICLE 17 OF SAID I.O.C. PUBLICATION, WE AGREE TO EFFECT PAYMENT IF THIS CREDIT IS DRAWN AGAINST WITHIN 30 DAYS AFTER RESUMPTION OF BUSINESS. IN THE EVENT OF ANY CONFLICT, THE LAWS OF STATE OF NEW YORK WILL CONTROL.

                                   VERY TRULY YOURS,




                                   -------------------
                                   AUTHORIZED OFFICIAL

                                 BANK OF BOSTON
                       THE FIRST NATIONAL BANK OF BOSTON
                              POST OFFICE BOX 1763
                       BOSTON, MASSACHUSETTS 02105 U.S.A.

AMENDMENT                                         DATE: October 11, 1995

BENEFICIARY                             MAIL

NATIONAL UNION FIRE INSURANCE           Credit Number:
COMPANY OF PITTSBURGH, PA               I-023-CFSI-50102088
P.O. BOX 923, WALL STREET STATION       Opener Reference No:
ATTN: DOUGLAS EMOND                                              XX
NEW YORK, NY 10268

Dear Sirs:

     We are intructed by:

OUTSOURCE INTERNATIONAL, INC.
ROBERT TOMILLSSON
8000 NORTH FEDERAL HIGHWAY
BOCA RATON, FL 33487

BY ORDER OF OUTSOURCE INTERNATIOAL, INC.
     to amend our credit 50102088 as issued in your favor.

This amendment is an intergral part of the orginal credit.

     Amended terms:

DELETE:   AMOUNT OF INCREASE           EFFECTIVE DATE
          568,000.00                   NOVEMBER 1, 1995

INSERT:   AMOUNT OF INCREASE           EFFECTIVE DATE       NEW BALANCE
          568,000.00                   DECEMBER 1, 1995     USD2,273,000.00

Kindly indicate your acceptance or rejection of this amendment by completing the following and signing this amendment. Please fax signed amendment to attn Mila Kaminsky at USTS Dept., Fax number 617-434-5414 and sent original to 150 Federal St., 4th Fl., Boston, MA 02110.


/check mark/   Amendment Accepted
-------------

               Amendment Rejected
--------------

/s/ ELSIE C. CRUZ               (Signature)
-----------------------------
AMENDMENT ACCEPTABLE 10/20/96   Name (Please Print or Type)
-----------------------------

ELSIE C. CRUZ-SANTOS, MANAGER   Company Name
-----------------------------
NATIONAL UNION FIRE INSURANCE
COMPANY OF PITTSBURGH, PA

(continued)
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


                                 BANK OF BOSTON
                       THE FIRST NATIONAL BANK OF BOSTON
                              POST OFFICE BOX 1763
                       BOSTON, MASSACHUSETTS 02105 U.S.A.


All other terms and conditions of the original credit instrument remain unchanged.

This letter is to accompany all draft(s) and documents. When presenting your draft(s) and documents or when communicating with us please make reference to our reference number shown above.

                                   Yours very truly,


                                   /s/ J. WOODMAN   366890
                                   -----------------------
                                   Authorized Official

                                 BANK OF BOSTON
                       THE FIRST NATIONAL BANK OF BOSTON
                              POST OFFICE BOX 1763
                       BOSTON, MASSACHUSETTS 02105 U.S.A.


AMENDMENT                                    DATE: January 4, 1996

BENEFICIARY                             MAIL

NATIONAL UNION FIRE INSURANCE
COMPANY OF PITTSBURGH, PA               Credit Number:
P.O. BOX 923, WALL STREET STATION       I-023-CFSI-50102088
ATTN: DOUGLAS EMOND                     Opener Reference No:
NEW YORK, NY 10268                                                 XX

Dear Sirs:

     We are instructed by:

OUTSOURCE INTERNATIONAL, INC.
ROBERT TOMILLSSON
8000 NORTH FEDERAL HIGHWAY
BOCA RATON, FL 33487

By order of OUTSOURCE INTERNATIONAL, INC.
     to amend our credit 50102088 as issued in your favor.

This amendment is an integral part of the original credit.

     Amended terms:

EFFECTIVE JANUARY 2, 1996 LETTER OF CREDIT DECREASED BY USD339,625.00 NEW TOTAL OF USD1,933,375.00

IT IS A CONDITIONS OF THIS LETTER OF CREDIT THAT EFFECTIVE FEBRUARY 1, 1996, EACH MONTH ON THE FIRST DAY OF EACH MONTH THIS CREDIT WILL BE AUTOMATICALLY INCREASED BY USD188,375.00 TO THE TOTAL VALUE OF USD4,005,500.00 AS OF DECEMBER 1, 1996.

Kindly indicate your acceptance or rejection of this amendment by completing the following and signing this amendment. Please fax your signed copy to attn Mila Kaminsky, USTS DEPT, at fax number (617)-434-5414 with originally signed copy to our office at 150 Federal St., 4th Fl., Boston, Ma 02110.

/check mark/  Amendment Accepted
-------------

              Amendment Rejected
-------------

/s/ ELSIE C. CRUZ  (signature)
------------------

(continued)
                                     Page 1

                                 BANK OF BOSTON
                       THE FIRST NATIONAL BANK OF BOSTON
                              POST OFFICE BOX 1763
                       BOSTON, MASSACHUSETTS 02105 U.S.A.


AMENDMENT                                    DATE: March 4, 1997

BENEFICIARY                             MAIL

NATIONAL UNION FIRE INSURANCE           Credit Number:
COMPANY OF PITTSBURGH, PA               I-056-NEMM-50102088
P.O. BOX 923, WALL STREET STATION       Opener Reference No:
ATTN: DOUGLAS EMOND                                              XX
NEW YORK, NY 10268

Dear Sirs:

     We are instructed by:

OUTSOURCE INTERNATIONAL, INC.
1144 E. NEWPORT CTR. DR.
DEERFIELD BEACH, FL 33442

By order of OUTSOURCE INTERNATIONAL, INC.
      to amend our credit 50102088 as issued in your favor.

This amendment is an intergral part of the original credit.

     Amended terms:

LETTER OF CREDIT AMOUNT HAS BEEN INCREASED ON MARCH 3, 1997 BY U.S. $563,381 TO A NEW BALANCE OF U.S. $4,568,881.

LETTER OF CREDIT AMOUNT WILL BE AUTOMATICALLY INCREASED ON THE FIRST OF EACH MONTH BY U.S. $187,791, STARTING APRIL 1, 1997 AND UNTIL DECEMBER 1, 1997, AT WHICH TIME THE BALANCE WILL BE U.S. $6,259,000.00.

All other terms and conditions of the original credit instrument remain unchanged.
This letter is to accompany all draft(s) and documents. When presenting your draft(s) and documents or when communicating with us please make reference to our reference number shown above.

                                   Yours very truly,


                                   /s/ NATHALIE CRUZ  356018
                                   -------------------------
                                   Authorized Official

                                 BANK OF BOSTON
                       THE FIRST NATIONAL BANK OF BOSTON
                              POST OFFICE BOX 1763
                       BOSTON, MASSACHUSETTS 02105 U.S.A.


ELSIE C. CRUZ SANTOS        Name (Please Print or Type)
--------------------------
NATIONAL UNION FIRE INS.CO  Company Name
--------------------------
       OF PITTSBURGH, PA

All other terms and conditions of the original credit instrument remain unchanged.
This letter is to accompany all draft(s) and documents. When presenting your draft(s) and documents or when communicating with us please make reference to our reference number shown above.

                                   Yours very truly,


                                   /s/ ILLEGIBLE
                                   ------------------------
                                   Authorized Official



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